RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2021

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Senior Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating (loss) income (attributable) available to RenaissanceRe common shareholders,” “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 24 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and prospectus supplement dated July 7, 2021.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Highlights
Gross premiums written	$1,774,180	$2,094,158	$2,652,442	$935,514	$1,143,058	$6,520,780	$4,870,651
Underwriting (loss) income	$(678,825)	$328,976	$(35,760)	$(151,655)	$(206,072)	$(385,609)	$75,144

Net investment income	$78,267	$80,925	$79,804	$81,717	$83,543	$238,996	$272,321
Net realized and unrealized (losses) gains on investments	(42,071)	191,018	(345,563)	258,745	224,208	(196,616)	561,891
Total investment result	$36,196	$271,943	$(265,759)	$340,462	$307,751	$42,380	$834,212

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(450,222)	$456,818	$(290,934)	$189,812	$47,799	$(284,338)	$541,670
Operating (loss) income (attributable) available to RenaissanceRe common shareholders (1)	$(414,538)	$278,050	$4,395	$(77,122)	$(131,724)	$(132,093)	$91,762

Per share data
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(9.75)	$9.36	$(5.87)	$3.75	$0.94	$(5.94)	$11.60
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(9.75)	$9.35	$(5.87)	$3.74	$0.94	$(5.94)	$11.58
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(8.98)	$5.64	$0.09	$(1.59)	$(2.64)	$(2.77)	$1.84
Book value per common share	$128.91	$139.35	$131.15	$138.46	$135.13	$128.91	$135.13
Tangible book value per common share (1)	$123.24	$133.75	$125.73	$133.09	$129.60	$123.24	$129.60
Tangible book value per common share plus accumulated dividends (1)	$146.40	$156.55	$148.17	$155.17	$151.33	$146.40	$151.33
Change in tangible book value per common share plus change in accumulated dividends (1)	(7.6)%	6.7%	(5.3)%	3.0%	1.0%	(6.6)%	14.6%

Financial ratios
Combined ratio	145.1%	72.4%	103.1%	114.7%	120.6%	110.0%	97.4%
Return on average common equity - annualized	(28.4)%	27.6%	(17.1)%	10.9%	2.8%	(5.8)%	12.0%
Operating return on average common equity - annualized (1)	(26.1)%	16.8%	0.3%	(4.4)%	(7.7)%	(2.7)%	2.0%
Total investment return - annualized	0.7%	5.2%	(4.9)%	6.6%	6.2%	0.3%	5.8%
(1)    See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Revenues
Gross premiums written	$1,774,180	$2,094,158	$2,652,442	$935,514	$1,143,058	$6,520,780	$4,870,651
Net premiums written	$1,486,440	$1,512,292	$1,824,083	$746,311	$899,411	$4,822,815	$3,350,022
Decrease (increase) in unearned premiums	19,825	(319,502)	(670,247)	282,774	100,772	(969,924)	(426,645)
Net premiums earned	1,506,265	1,192,790	1,153,836	1,029,085	1,000,183	3,852,891	2,923,377
Net investment income	78,267	80,925	79,804	81,717	83,543	238,996	272,321
Net foreign exchange (losses) gains	(4,755)	3,234	(22,788)	23,270	17,426	(24,309)	4,503
Equity in earnings (losses) of other ventures	5,305	8,732	(5,558)	(1,868)	5,457	8,479	19,062
Other income (loss)	1,692	586	2,171	4,374	1,476	4,449	(4,161)
Net realized and unrealized (losses) gains on investments	(42,071)	191,018	(345,563)	258,745	224,208	(196,616)	561,891
Total revenues	1,544,703	1,477,285	861,902	1,395,323	1,332,293	3,883,890	3,776,993
Expenses
Net claims and claim expenses incurred	1,798,045	520,021	867,051	901,353	942,030	3,185,117	2,023,256
Acquisition expenses	328,048	285,590	267,234	238,283	215,180	880,872	659,394
Operational expenses	58,997	58,203	55,311	41,104	49,045	172,511	165,583
Corporate expenses	10,196	10,125	10,405	21,031	48,050	30,726	75,939
Interest expense	11,919	11,833	11,912	11,841	11,843	35,664	38,612
Total expenses	2,207,205	885,772	1,211,913	1,213,612	1,266,148	4,304,890	2,962,784
(Loss) income before taxes	(662,502)	591,513	(350,011)	181,711	66,145	(421,000)	814,209
Income tax benefit (expense)	23,630	(13,862)	19,516	9,923	8,244	29,284	(12,785)
Net (loss) income	(638,872)	577,651	(330,495)	191,634	74,389	(391,716)	801,424
Net loss (income) attributable to redeemable noncontrolling interests	198,495	(113,544)	46,850	5,467	(19,301)	131,801	(236,120)
Net (loss) income attributable to RenaissanceRe	(440,377)	464,107	(283,645)	197,101	55,088	(259,915)	565,304
Dividends on preference shares	(9,845)	(7,289)	(7,289)	(7,289)	(7,289)	(24,423)	(23,634)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(450,222)	$456,818	$(290,934)	$189,812	$47,799	$(284,338)	$541,670

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(9.75)	$9.36	$(5.87)	$3.75	$0.94	$(5.94)	$11.60
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(9.75)	$9.35	$(5.87)	$3.74	$0.94	$(5.94)	$11.58
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(8.98)	$5.64	$0.09	$(1.59)	$(2.64)	$(2.77)	$1.84

Return on average common equity - annualized	(28.4)%	27.6%	(17.1)%	10.9%	2.8%	(5.8)%	12.0%
Operating return on average common equity - annualized (1)	(26.1)%	16.8%	0.3%	(4.4)%	(7.7)%	(2.7)%	2.0%

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Assets
Fixed maturity investments trading, at fair value	$13,839,248	$13,418,389	$13,309,234	$13,506,503	$13,391,318
Short term investments, at fair value	4,667,273	4,392,652	5,091,143	4,993,735	5,158,961
Equity investments trading, at fair value	527,839	577,090	503,137	702,617	547,381
Other investments, at fair value	1,738,737	1,585,036	1,379,056	1,256,948	1,122,683
Investments in other ventures, under equity method	93,344	91,938	91,362	98,373	98,990
Total investments	20,866,441	20,065,105	20,373,932	20,558,176	20,319,333
Cash and cash equivalents	1,440,734	1,789,756	1,286,661	1,736,813	1,287,378
Premiums receivable	4,141,899	4,481,492	3,928,122	2,894,631	3,337,120
Prepaid reinsurance premiums	1,137,556	1,361,041	1,229,716	823,582	1,082,270
Reinsurance recoverable	4,192,758	3,187,638	3,160,667	2,926,010	2,883,808
Accrued investment income	55,620	56,804	62,573	66,743	71,947
Deferred acquisition costs and value of business acquired	893,265	883,926	786,941	633,521	697,346
Receivable for investments sold	322,553	457,458	841,156	568,293	752,936
Other assets	240,491	196,959	318,249	363,170	306,265
Goodwill and other intangibles	245,015	246,576	248,080	249,641	257,437
Total assets	$33,536,332	$32,726,755	$32,236,097	$30,820,580	$30,995,840
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$13,233,244	$10,944,742	$10,953,383	$10,381,138	$9,900,615
Unearned premiums	4,039,546	4,284,260	3,833,155	2,763,599	3,276,156
Debt	1,137,829	1,137,304	1,136,783	1,136,265	1,135,740
Reinsurance balances payable	3,964,137	4,489,841	4,254,645	3,488,352	3,915,804
Payable for investments purchased	718,099	795,185	1,133,787	1,132,538	1,597,893
Other liabilities	235,665	201,398	436,437	970,121	391,494
Total liabilities	23,328,520	21,852,730	21,748,190	19,872,013	20,217,702
Redeemable noncontrolling interests	3,458,298	3,656,419	3,409,570	3,388,319	3,387,317
Shareholders' Equity
Preference shares	750,000	525,000	525,000	525,000	525,000
Common shares	46,540	48,026	49,970	50,811	50,810
Additional paid-in capital	927,862	1,153,881	1,450,627	1,623,206	1,615,328
Accumulated other comprehensive loss	(12,709)	(14,061)	(12,382)	(12,642)	(2,083)
Retained earnings	5,037,821	5,504,760	5,065,122	5,373,873	5,201,766
Total shareholders' equity attributable to RenaissanceRe	6,749,514	7,217,606	7,078,337	7,560,248	7,390,821
Total liabilities, noncontrolling interests and shareholders' equity	$33,536,332	$32,726,755	$32,236,097	$30,820,580	$30,995,840

Book value per common share	$128.91	$139.35	$131.15	$138.46	$135.13

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended September 30, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$773,692	$1,000,488	$1,774,180
Net premiums written	$681,095	$805,345	$1,486,440
Net premiums earned	$816,376	$689,889	$1,506,265
Net claims and claim expenses incurred	1,323,678	474,367	1,798,045
Acquisition expenses	134,179	193,869	328,048
Operational expenses	40,448	18,549	58,997
Underwriting (loss) income	$(681,929)	$3,104	$(678,825)

Net claims and claim expenses incurred - current accident year	$1,469,613	$476,082	$1,945,695
Net claims and claim expenses incurred - prior accident years	(145,935)	(1,715)	(147,650)
Net claims and claim expenses incurred - total	$1,323,678	$474,367	$1,798,045

Net claims and claim expense ratio - current accident year	180.0%	69.0%	129.2%
Net claims and claim expense ratio - prior accident years	(17.9)%	(0.2)%	(9.8)%
Net claims and claim expense ratio - calendar year	162.1%	68.8%	119.4%
Underwriting expense ratio	21.4%	30.8%	25.7%
Combined ratio	183.5%	99.6%	145.1%

	Three months ended September 30, 2020
	Property	Casualty and Specialty	Total
Gross premiums written	$427,765	$715,293	$1,143,058
Net premiums written	$378,708	$520,703	$899,411
Net premiums earned	$516,623	$483,560	$1,000,183
Net claims and claim expenses incurred	590,978	351,052	942,030
Acquisition expenses	98,545	116,636	215,180
Operational expenses	33,725	15,319	49,045
Underwriting (loss) income	$(206,625)	$553	$(206,072)

Net claims and claim expenses incurred - current accident year	$629,827	$366,080	$995,907
Net claims and claim expenses incurred - prior accident years	(38,849)	(15,028)	(53,877)
Net claims and claim expenses incurred - total	$590,978	$351,052	$942,030

Net claims and claim expense ratio - current accident year	121.9%	75.7%	99.6%
Net claims and claim expense ratio - prior accident years	(7.5)%	(3.1)%	(5.4)%
Net claims and claim expense ratio - calendar year	114.4%	72.6%	94.2%
Underwriting expense ratio	25.6%	27.3%	26.4%
Combined ratio	140.0%	99.9%	120.6%

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$3,574,067	$2,946,713	$6,520,780
Net premiums written	$2,492,890	$2,329,925	$4,822,815
Net premiums earned	$1,981,939	$1,870,952	$3,852,891
Net claims and claim expenses incurred	1,919,660	1,265,457	3,185,117
Acquisition expenses	356,171	524,701	880,872
Operational expenses	114,710	57,801	172,511
Underwriting (loss) income	$(408,602)	$22,993	$(385,609)

Net claims and claim expenses incurred - current accident year	$2,121,740	$1,272,088	$3,393,828
Net claims and claim expenses incurred - prior accident years	(202,080)	(6,631)	(208,711)
Net claims and claim expenses incurred - total	$1,919,660	$1,265,457	$3,185,117

Net claims and claim expense ratio - current accident year	107.1%	68.0%	88.1%
Net claims and claim expense ratio - prior accident years	(10.2)%	(0.4)%	(5.4)%
Net claims and claim expense ratio - calendar year	96.9%	67.6%	82.7%
Underwriting expense ratio	23.7%	31.2%	27.3%
Combined ratio	120.6%	98.8%	110.0%

	Nine months ended September 30, 2020
	Property	Casualty and Specialty	Total
Gross premiums written	$2,690,827	$2,179,824	$4,870,651
Net premiums written	$1,757,427	$1,592,595	$3,350,022
Net premiums earned	$1,429,074	$1,494,303	$2,923,377
Net claims and claim expenses incurred	899,729	1,123,527	2,023,256
Acquisition expenses	278,668	380,726	659,394
Operational expenses	109,388	56,195	165,583
Underwriting income (loss)	$141,289	$(66,145)	$75,144

Net claims and claim expenses incurred - current accident year	$931,285	$1,147,354	$2,078,639
Net claims and claim expenses incurred - prior accident years	(31,556)	(23,827)	(55,383)
Net claims and claim expenses incurred - total	$899,729	$1,123,527	$2,023,256

Net claims and claim expense ratio - current accident year	65.2%	76.8%	71.1%
Net claims and claim expense ratio - prior accident years	(2.2)%	(1.6)%	(1.9)%
Net claims and claim expense ratio - calendar year	63.0%	75.2%	69.2%
Underwriting expense ratio	27.1%	29.2%	28.2%
Combined ratio	90.1%	104.4%	97.4%

5

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Gross premiums written	$773,692	$1,183,556	$1,616,819	$308,315	$427,765
Net premiums written	$681,095	$803,335	$1,008,460	$279,773	$378,708
Net premiums earned	$816,376	$560,397	$605,166	$507,141	$516,623
Net claims and claim expenses incurred	1,323,678	97,150	498,832	536,218	590,978
Acquisition expenses	134,179	109,238	112,754	75,032	98,545
Operational expenses	40,448	38,887	35,375	26,160	33,725
Underwriting (loss) income	$(681,929)	$315,122	$(41,795)	$(130,269)	$(206,625)

Net claims and claim expenses incurred - current accident year	$1,469,613	$148,133	$503,994	$661,711	$629,827
Net claims and claim expenses incurred - prior accident years	(145,935)	(50,983)	(5,162)	(125,493)	(38,849)
Net claims and claim expenses incurred - total	$1,323,678	$97,150	$498,832	$536,218	$590,978

Net claims and claim expense ratio - current accident year	180.0%	26.4%	83.3%	130.4%	121.9%
Net claims and claim expense ratio - prior accident years	(17.9)%	(9.1)%	(0.9)%	(24.7)%	(7.5)%
Net claims and claim expense ratio - calendar year	162.1%	17.3%	82.4%	105.7%	114.4%
Underwriting expense ratio	21.4%	26.5%	24.5%	20.0%	25.6%
Combined ratio	183.5%	43.8%	106.9%	125.7%	140.0%

	Three months ended
Casualty and Specialty Segment	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Gross premiums written	$1,000,488	$910,602	$1,035,623	$627,199	$715,293
Net premiums written	$805,345	$708,957	$815,623	$466,538	$520,703
Net premiums earned	$689,889	$632,393	$548,670	$521,944	$483,560
Net claims and claim expenses incurred	474,367	422,871	368,219	365,135	351,052
Acquisition expenses	193,869	176,352	154,480	163,251	116,636
Operational expenses	18,549	19,316	19,936	14,945	15,319
Underwriting income (loss)	$3,104	$13,854	$6,035	$(21,387)	$553

Net claims and claim expenses incurred - current accident year	$476,082	$423,917	$372,089	$368,071	$366,080
Net claims and claim expenses incurred - prior accident years	(1,715)	(1,046)	(3,870)	(2,936)	(15,028)
Net claims and claim expenses incurred - total	$474,367	$422,871	$368,219	$365,135	$351,052

Net claims and claim expense ratio - current accident year	69.0%	67.0%	67.8%	70.5%	75.7%
Net claims and claim expense ratio - prior accident years	(0.2)%	(0.1)%	(0.7)%	(0.5)%	(3.1)%
Net claims and claim expense ratio - calendar year	68.8%	66.9%	67.1%	70.0%	72.6%
Underwriting expense ratio	30.8%	30.9%	31.8%	34.1%	27.3%
Combined ratio	99.6%	97.8%	98.9%	104.1%	99.9%

6

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended September 30, 2021			Three months ended September 30, 2020
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$335,493	$438,199	$773,692	$179,689	$248,076	$427,765
Net premiums written	$254,032	$427,063	$681,095	$146,377	$232,331	$378,708
Net premiums earned	$446,508	$369,868	$816,376	$302,946	$213,677	$516,623
Net claims and claim expenses incurred	927,399	396,279	1,323,678	416,018	174,960	590,978
Acquisition expenses	28,114	106,065	134,179	37,481	61,064	98,545
Operational expenses	33,200	7,248	40,448	28,530	5,195	33,725
Underwriting loss	$(542,205)	$(139,724)	$(681,929)	$(179,083)	$(27,542)	$(206,625)

Net claims and claim expenses incurred - current accident year	$1,053,963	$415,650	$1,469,613	$449,113	$180,714	$629,827
Net claims and claim expenses incurred - prior accident years	(126,564)	(19,371)	(145,935)	(33,095)	(5,754)	(38,849)
Net claims and claim expenses incurred - total	$927,399	$396,279	$1,323,678	$416,018	$174,960	$590,978

Net claims and claim expense ratio - current accident year	236.0%	112.4%	180.0%	148.3%	84.5%	121.9%
Net claims and claim expense ratio - prior accident years	(28.3)%	(5.3)%	(17.9)%	(11.0)%	(2.6)%	(7.5)%
Net claims and claim expense ratio - calendar year	207.7%	107.1%	162.1%	137.3%	81.9%	114.4%
Underwriting expense ratio	13.7%	30.7%	21.4%	21.8%	31.0%	25.6%
Combined ratio	221.4%	137.8%	183.5%	159.1%	112.9%	140.0%

	Nine months ended September 30, 2021			Nine months ended September 30, 2020
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,227,941	$1,346,126	$3,574,067	$1,827,665	$863,162	$2,690,827
Net premiums written	$1,317,424	$1,175,466	$2,492,890	$1,015,184	$742,243	$1,757,427
Net premiums earned	$1,059,797	$922,142	$1,981,939	$769,119	$659,955	$1,429,074
Net claims and claim expenses incurred	1,227,342	692,318	1,919,660	436,284	463,445	899,729
Acquisition expenses	101,595	254,576	356,171	97,915	180,753	278,668
Operational expenses	92,176	22,534	114,710	89,728	19,660	109,388
Underwriting (loss) income	$(361,316)	$(47,286)	$(408,602)	$145,192	$(3,903)	$141,289

Net claims and claim expenses incurred - current accident year	$1,409,011	$712,729	$2,121,740	$510,022	$421,263	$931,285
Net claims and claim expenses incurred - prior accident years	(181,669)	(20,411)	(202,080)	(73,738)	42,182	(31,556)
Net claims and claim expenses incurred - total	$1,227,342	$692,318	$1,919,660	$436,284	$463,445	$899,729

Net claims and claim expense ratio - current accident year	133.0%	77.3%	107.1%	66.3%	63.8%	65.2%
Net claims and claim expense ratio - prior accident years	(17.2)%	(2.2)%	(10.2)%	(9.6)%	6.4%	(2.2)%
Net claims and claim expense ratio - calendar year	115.8%	75.1%	96.9%	56.7%	70.2%	63.0%
Underwriting expense ratio	18.3%	30.0%	23.7%	24.4%	30.4%	27.1%
Combined ratio	134.1%	105.1%	120.6%	81.1%	100.6%	90.1%

7

Underwriting and Reserves
Gross Premiums Written

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Property Segment
Catastrophe	$335,493	$761,323	$1,131,125	$59,120	$179,689	$2,227,941	$1,827,665
Other property	438,199	422,233	485,694	249,195	248,076	1,346,126	863,162
Property segment gross premiums written	$773,692	$1,183,556	$1,616,819	$308,315	$427,765	$3,574,067	$2,690,827

Casualty and Specialty Segment
General casualty (1)	$346,754	$286,686	$343,170	$190,996	$260,265	$976,610	$713,598
Professional liability (2)	329,848	306,387	314,372	207,437	175,459	950,607	628,683
Financial lines (3)	128,586	86,175	144,386	122,023	143,455	359,147	392,169
Other (4)	195,300	231,354	233,695	106,743	136,114	660,349	445,374
Casualty and Specialty segment gross premiums written	$1,000,488	$910,602	$1,035,623	$627,199	$715,293	$2,946,713	$2,179,824

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

8

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2021
Property	$1,265,040	$1,319,022	$4,005,279	$6,589,341
Casualty and Specialty	1,768,649	151,263	4,723,991	6,643,903
Total	$3,033,689	$1,470,285	$8,729,270	$13,233,244

June 30, 2021
Property	$1,383,754	$1,513,549	$1,773,492	$4,670,795
Casualty and Specialty	1,727,051	133,041	4,413,855	6,273,947
Total	$3,110,805	$1,646,590	$6,187,347	$10,944,742

March 31, 2021
Property	$1,292,683	$1,333,734	$2,145,953	$4,772,370
Casualty and Specialty	1,801,362	147,822	4,231,829	6,181,013
Total	$3,094,045	$1,481,556	$6,377,782	$10,953,383

December 31, 2020
Property	$1,127,909	$1,617,003	$1,627,541	$4,372,453
Casualty and Specialty	1,651,150	133,843	4,223,692	6,008,685
Total	$2,779,059	$1,750,846	$5,851,233	$10,381,138

September 30, 2020
Property	$1,037,858	$1,752,260	$1,238,478	$4,028,596
Casualty and Specialty	1,625,554	123,001	4,123,464	5,872,019
Total	$2,663,412	$1,875,261	$5,361,942	$9,900,615

9

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended September 30, 2021			Three months ended September 30, 2020
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$10,944,742	$3,187,638	$7,757,104	$9,365,469	$2,774,358	$6,591,111
Incurred claims and claim expenses
Current year	3,342,005	1,396,310	1,945,695	1,301,183	305,276	995,907
Prior years	(278,179)	(130,529)	(147,650)	(109,051)	(55,174)	(53,877)
Total incurred claims and claim expenses	3,063,826	1,265,781	1,798,045	1,192,132	250,102	942,030
Paid claims and claim expenses
Current year	220,568	35,451	185,117	140,093	10,505	129,588
Prior years	515,272	228,203	287,069	397,448	112,350	285,098
Total paid claims and claim expenses	735,840	263,654	472,186	537,541	122,855	414,686
Foreign exchange (1)	(39,484)	2,993	(42,477)	39,381	(14,149)	53,530
Amounts disposed (2)	—	—	—	(158,826)	(3,648)	(155,178)
Reserve for claims and claim expenses, end of period	$13,233,244	$4,192,758	$9,040,486	$9,900,615	$2,883,808	$7,016,807

	Nine months ended September 30, 2021			Nine months ended September 30, 2020
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$10,381,138	$2,926,010	$7,455,128	$9,384,349	$2,791,297	$6,593,052
Incurred claims and claim expenses
Current year	5,261,594	1,867,766	3,393,828	2,742,093	663,454	2,078,639
Prior years	(281,416)	(72,705)	(208,711)	(155,020)	(99,637)	(55,383)
Total incurred claims and claim expenses	4,980,178	1,795,061	3,185,117	2,587,073	563,817	2,023,256
Paid claims and claim expenses
Current year	293,541	43,146	250,395	206,585	15,372	191,213
Prior years	1,764,951	482,056	1,282,895	1,734,473	441,459	1,293,014
Total paid claims and claim expenses	2,058,492	525,202	1,533,290	1,941,058	456,831	1,484,227
Foreign exchange (1)	(69,580)	(3,111)	(66,469)	29,077	(10,827)	39,904
Amounts disposed (2)	—	—	—	(158,826)	(3,648)	(155,178)
Reserve for claims and claim expenses, end of period	$13,233,244	$4,192,758	$9,040,486	$9,900,615	$2,883,808	$7,016,807
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.
(2)    Represents the fair value of RenaissanceRe UK's reserve for claims and claim expenses, net of reinsurance recoverables, disposed of on August 18, 2020.

10

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended						Twelve months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	March 31, 2020	2020	2019
Management fee income
Joint ventures	$8,602	$14,741	$11,128	$8,458	$13,070	$11,781	$45,499	$42,546
Structured reinsurance products and other	8,646	8,677	8,774	8,830	8,785	8,597	34,951	35,238
Managed funds	6,606	8,552	8,622	9,490	8,610	6,418	31,026	18,636
Total management fee income	23,854	31,970	28,524	26,778	30,465	26,796	111,476	96,420

Performance fee income (loss)
Joint ventures	2,980	7,347	1,556	(1,984)	(1,842)	7,828	10,167	9,660
Structured reinsurance products and other	1,237	2,581	(1,293)	1,570	(10,414)	8,375	7,525	7,693
Managed funds	264	4,259	(4,798)	9,542	175	2,363	15,994	420
Total performance fee income (loss) (1)	4,481	14,187	(4,535)	9,128	(12,081)	18,566	33,686	17,773
Total fee income	$28,335	$46,157	$23,989	$35,906	$18,384	$45,362	$145,162	$114,193
(1)     Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company's consolidated results of operations.

	Three months ended						Twelve months ended
Fee income contributing to:	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	March 31, 2020	2020	2019
Underwriting income (loss) (1)	19,444	19,239	10,530	36,100	13,372	19,894	87,764	60,046
Earnings from equity method investments (2)	17	17	16	(4)	11	24	70	105
Redeemable noncontrolling interest (3)	8,874	26,901	13,443	(190)	5,001	25,592	57,328	54,042
Total fee income	$28,335	$46,157	$23,989	$35,906	$18,384	$45,510	$145,162	$114,193

(1)     The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)    The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)     The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures.

11

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Managed Joint Ventures"), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Redeemable noncontrolling interest - DaVinciRe	$202,362	$(84,266)	$39,934	$32,993	$26,616	$158,030	$(146,664)
Redeemable noncontrolling interest - Medici	(6,526)	(11,989)	13,443	(13,534)	(33,963)	(5,072)	(42,436)
Redeemable noncontrolling interest - Vermeer	2,659	(17,289)	(6,527)	(13,992)	(11,954)	(21,157)	(47,020)
Net loss (income) attributable to redeemable noncontrolling interests (1)	$198,495	$(113,544)	$46,850	$5,467	$(19,301)	$131,801	$(236,120)
(1) A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Redeemable noncontrolling interest - DaVinciRe	$1,443,589	$1,642,656	$1,555,714	$1,560,693	$1,594,683
Redeemable noncontrolling interest - Medici	883,925	880,320	737,702	717,999	696,999
Redeemable noncontrolling interest - Vermeer	1,130,784	1,133,443	1,116,154	1,109,627	1,095,635
Redeemable noncontrolling interests	$3,458,298	$3,656,419	$3,409,570	$3,388,319	$3,387,317

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
DaVinciRe	71.3%	71.3%	71.3%	78.6%	78.6%
Medici	86.6%	86.6%	84.6%	84.3%	88.5%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

12

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Revenues
Gross premiums written	$168,770	$243,627	$342,033	$21,996	$77,866	$754,430	$555,812
Net premiums written	$159,697	$205,907	$315,476	$22,266	$78,025	$681,080	$496,782
Decrease (increase) in unearned premiums	79,853	(69,833)	(154,894)	120,081	62,486	(144,874)	(131,619)
Net premiums earned	239,550	136,074	160,582	142,347	140,511	536,206	365,163
Net investment income	6,549	7,118	8,261	8,848	9,339	21,928	35,983
Net foreign exchange (losses) gains	(818)	597	(590)	149	(511)	(811)	(1,683)
Net realized and unrealized (losses) gains on investments	(2,670)	4,389	(26,798)	3,436	5,439	(25,079)	58,642
Total revenues	242,611	148,178	141,455	154,780	154,778	532,244	458,105
Expenses
Net claims and claim expenses incurred	501,695	(19,754)	167,543	184,787	171,271	649,484	167,374
Acquisition expenses	14,490	31,593	16,317	3,138	2,384	62,400	61,704
Operational and corporate expenses	8,190	16,377	11,706	6,955	13,123	36,273	36,874
Interest expense	1,859	1,858	1,858	1,859	1,859	5,575	5,576
Total expenses	526,234	30,074	197,424	196,739	188,637	753,732	271,528
(Loss) income before taxes	(283,623)	118,104	(55,969)	(41,959)	(33,859)	(221,488)	186,577
Income tax expense	—	(1)	—	(12)	—	(1)	—
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(283,623)	$118,103	$(55,969)	$(41,971)	$(33,859)	$(221,489)	$186,577

Net claims and claim expenses incurred - current accident year	$561,674	$8,270	$181,716	$209,903	$196,188	$751,660	$215,883
Net claims and claim expenses incurred - prior accident years	(59,979)	(28,024)	(14,173)	(25,116)	(24,917)	(102,176)	(48,509)
Net claims and claim expenses incurred - total	$501,695	$(19,754)	$167,543	$184,787	$171,271	$649,484	$167,374

Net claims and claim expense ratio - current accident year	234.5%	6.1%	113.2%	147.5%	139.6%	140.2%	59.1%
Net claims and claim expense ratio - prior accident years	(25.1)%	(20.6)%	(8.9)%	(17.7)%	(17.7)%	(19.1)%	(13.3)%
Net claims and claim expense ratio - calendar year	209.4%	(14.5)%	104.3%	129.8%	121.9%	121.1%	45.8%
Underwriting expense ratio	9.5%	35.2%	17.5%	7.1%	11.0%	18.4%	27.0%
Combined ratio	218.9%	20.7%	121.8%	136.9%	132.9%	139.5%	72.8%

13

RenaissanceRe Holdings Ltd.
Investments
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Fixed maturity investments trading	$56,825	$59,510	$62,933	$66,912	$68,022	$179,268	$211,303
Short term investments	514	782	573	1,047	1,611	1,869	19,752
Equity investments trading	1,823	1,626	1,491	1,628	1,559	4,940	4,776
Other investments
Catastrophe bonds	17,184	16,681	14,468	13,500	13,626	48,333	41,284
Other	7,571	9,339	3,801	4,083	2,598	20,711	5,334
Cash and cash equivalents	(38)	159	102	192	441	223	2,782
	83,879	88,097	83,368	87,362	87,857	255,344	285,231
Investment expenses	(5,612)	(7,172)	(3,564)	(5,645)	(4,314)	(16,348)	(12,910)
Net investment income	78,267	80,925	79,804	81,717	83,543	238,996	272,321

Net realized and unrealized (losses) gains on:
Fixed maturity investments trading, net of investments-related derivatives (1)	(31,424)	87,847	(261,759)	90,132	78,348	(205,336)	502,280
Equity investments trading, net of investments-related derivatives (1)	(21,680)	65,566	(67,922)	154,306	119,622	(24,036)	81,246
Other investments
Catastrophe bonds	(5,994)	2	(19,083)	(9,742)	12,611	(25,075)	2,711
Other	17,027	37,603	3,201	24,049	13,627	57,831	(24,346)
Net realized and unrealized (losses) gains on investments	(42,071)	191,018	(345,563)	258,745	224,208	(196,616)	561,891
Total investment result	$36,196	$271,943	$(265,759)	$340,462	$307,751	$42,380	$834,212

Total investment return - annualized	0.7%	5.2%	(4.9)%	6.6%	6.2%	0.3%	5.8%
(1)    Net realized and unrealized (losses) gains on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized and unrealized (losses) gains on equity investments trading includes the impact of equity futures.

14

Investments
Investment Portfolio - Composition

Type of Investment	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
U.S. treasuries	$6,730,967	32.3%	$6,327,895	31.5%	$5,107,878	25.1%	$4,960,409	24.1%	$4,350,971	21.4%
Agencies	297,057	1.4%	325,051	1.6%	227,184	1.1%	368,032	1.8%	437,681	2.1%
Non-U.S. government	495,243	2.4%	508,320	2.5%	518,162	2.5%	491,531	2.4%	568,960	2.8%
Non-U.S. government-backed corporate	409,322	2.0%	396,966	2.0%	335,662	1.6%	338,014	1.6%	401,449	2.0%
Corporate	3,346,556	16.0%	3,387,433	16.9%	4,289,072	21.1%	4,261,025	20.7%	4,655,765	22.9%
Agency mortgage-backed	754,118	3.6%	703,757	3.5%	957,563	4.7%	1,113,792	5.4%	1,086,474	5.3%
Non-agency mortgage-backed	243,654	1.2%	260,432	1.3%	272,529	1.3%	291,444	1.4%	293,953	1.4%
Commercial mortgage-backed	621,153	3.0%	588,262	2.9%	713,044	3.5%	791,272	3.8%	788,995	3.9%
Asset-backed	941,178	4.5%	920,273	4.6%	888,140	4.4%	890,984	4.3%	807,070	4.0%
Total fixed maturity investments, at fair value	13,839,248	66.4%	13,418,389	66.8%	13,309,234	65.3%	13,506,503	65.5%	13,391,318	65.8%
Short term investments, at fair value	4,667,273	22.4%	4,392,652	21.9%	5,091,143	25.0%	4,993,735	24.3%	5,158,961	25.4%
Total consolidated fixed maturity and short term investments, at fair value	18,506,521	88.8%	17,811,041	88.7%	18,400,377	90.3%	18,500,238	89.8%	18,550,279	91.2%
Equity investments trading, at fair value	527,839	2.5%	577,090	2.9%	503,137	2.5%	702,617	3.4%	547,381	2.7%
Other investments, at fair value	1,738,737	8.4%	1,585,036	8.0%	1,379,056	6.8%	1,256,948	6.2%	1,122,683	5.5%
Total managed investment portfolio	20,773,097	99.7%	19,973,167	99.6%	20,282,570	99.6%	20,459,803	99.4%	20,220,343	99.4%
Investments in other ventures, under equity method	93,344	0.3%	91,938	0.4%	91,362	0.4%	98,373	0.6%	98,990	0.6%
Total investments	$20,866,441	100.0%	$20,065,105	100.0%	$20,373,932	100.0%	$20,558,176	100.0%	$20,319,333	100.0%

15

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020
AAA	$1,825,727	13.2%	$1,793,720	13.4%	$1,859,370	14.0%	$1,915,147	14.2%	$1,972,894	14.7%
AA	8,449,810	61.0%	7,982,119	59.5%	7,022,443	52.8%	7,210,622	53.4%	6,721,098	50.2%
A	1,063,127	7.7%	1,060,647	7.9%	1,504,569	11.3%	1,485,463	11.0%	1,777,861	13.3%
BBB	1,133,307	8.2%	1,171,756	8.7%	1,509,280	11.3%	1,538,681	11.4%	1,648,049	12.3%
Non-investment grade and not rated	1,367,277	9.9%	1,410,147	10.5%	1,413,572	10.6%	1,356,590	10.0%	1,271,416	9.5%
Total fixed maturity investments, at fair value	$13,839,248	100.0%	$13,418,389	100.0%	$13,309,234	100.0%	$13,506,503	100.0%	$13,391,318	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$388,647	2.8%	$365,154	2.7%	$572,443	4.3%	$637,418	4.7%	$621,610	4.6%
Due after one through five years	6,540,886	47.3%	6,191,724	46.1%	5,569,638	41.9%	5,391,122	39.9%	5,749,128	43.0%
Due after five through ten years	4,003,465	28.9%	4,060,205	30.3%	3,786,423	28.4%	3,806,564	28.2%	3,374,898	25.2%
Due after ten years	346,146	2.5%	328,582	2.4%	549,453	4.1%	583,908	4.3%	669,190	5.0%
Mortgage-backed securities	1,618,926	11.7%	1,552,451	11.6%	1,943,137	14.6%	2,196,507	16.3%	2,169,422	16.2%
Asset-backed securities	941,178	6.8%	920,273	6.9%	888,140	6.7%	890,984	6.6%	807,070	6.0%
Total fixed maturity investments, at fair value	$13,839,248	100.0%	$13,418,389	100.0%	$13,309,234	100.0%	$13,506,503	100.0%	$13,391,318	100.0%

16

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
September 30, 2021	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,667,273	$4,667,273	—%	$4,633,010	$22,466	$10,187	$126	$982	$502
		100.0%		99.3%	0.5%	0.2%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	6,747,505	6,730,967	0.8%	—	6,730,967	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	4,505	4,448	0.9%	—	4,448	—	—	—	—
Other agencies	293,207	292,609	1.0%	56,457	236,152	—	—	—	—
Total agencies	297,712	297,057	1.0%	56,457	240,600	—	—	—	—
Non-U.S. government	495,511	495,243	0.9%	301,919	161,306	14,768	15,929	1,321	—
Non-U.S. government-backed corporate	409,225	409,322	1.2%	174,855	205,620	14,878	5,163	8,806	—
Corporate	3,293,126	3,346,556	2.5%	38,536	112,002	997,291	1,051,412	1,113,510	33,805
Mortgage-backed
Residential mortgage-backed
Agency securities	753,063	754,118	1.8%	—	754,118	—	—	—	—
Non-agency securities	239,999	243,654	2.9%	49,218	14,088	1,943	6,320	119,314	52,771
Total residential mortgage-backed	993,062	997,772	2.0%	49,218	768,206	1,943	6,320	119,314	52,771
Commercial mortgage-backed	610,098	621,153	1.6%	462,978	119,414	5,731	18,351	2,548	12,131
Total mortgage-backed	1,603,160	1,618,925	1.9%	512,196	887,620	7,674	24,671	121,862	64,902
Asset-backed
Collateralized loan obligations	837,744	838,694	1.6%	650,780	110,164	22,255	35,504	14,814	5,177
Other	101,890	102,484	0.9%	90,984	1,531	6,261	628	1,770	1,310
Total asset-backed	939,634	941,178	1.6%	741,764	111,695	28,516	36,132	16,584	6,487
Total securitized assets	2,542,794	2,560,103	1.8%	1,253,960	999,315	36,190	60,803	138,446	71,389
Total fixed maturity investments	13,785,873	13,839,248	1.4%	1,825,727	8,449,810	1,063,127	1,133,307	1,262,083	105,194
		100.0%		13.2%	61.0%	7.7%	8.2%	9.1%	0.8%
Total consolidated fixed maturity and short term investments, at fair value	$18,453,146	$18,506,521	1.1%	$6,458,737	$8,472,276	$1,073,314	$1,133,433	$1,263,065	$105,696
		100.0%		34.9%	45.8%	5.8%	6.1%	6.8%	0.6%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P"). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

17

Investments
Retained Investment Information
“Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Total investment result
Net investment income	$78,267	$80,925	$79,804	$81,717	$83,543	$238,996	$272,321
Net realized and unrealized (losses) gains on investments	(42,071)	191,018	(345,563)	258,745	224,208	(196,616)	561,891
Total investment result	$36,196	$271,943	$(265,759)	$340,462	$307,751	$42,380	$834,212

Retained total investment result (1)
Retained net investment income	$60,105	$62,982	$62,598	$64,250	$64,971	$185,685	$204,763
Retained net realized and unrealized (losses) gains on investments	(37,975)	187,391	(318,688)	258,293	201,699	(169,272)	506,484
Retained total investment result	$22,130	$250,373	$(256,090)	$322,543	$266,670	$16,413	$711,247

(1)    Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$18,506,521	$17,811,041	$18,400,377	$18,500,238	$18,550,279
Weighted average yield to maturity of fixed maturity and short term investments	1.1%	1.0%	1.2%	0.9%	1.0%
Average duration of fixed maturities and short term investments, in years	3.0	3.0	2.9	2.9	2.9
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$13,032,675	$12,569,024	$12,736,000	$13,219,754	$13,046,376
Weighted average yield to maturity of retained fixed maturity and short term investments	1.3%	1.3%	1.5%	1.2%	1.3%
Average duration of retained fixed maturities and short term investments, in years	3.7	3.8	3.7	3.6	3.7
(1)    Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2)    Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

18

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(450,222)	$456,818	$(290,934)	$189,812	$47,799
Amount allocated to participating common shareholders (1)	(229)	(5,809)	(129)	(2,285)	(582)
Net (loss) income allocated to RenaissanceRe common shareholders	$(450,451)	$451,009	$(291,063)	$187,527	$47,217
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	46,223	48,163	49,579	50,022	50,009
Per common share equivalents of non-vested shares	—	63	—	89	85
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	46,223	48,226	49,579	50,111	50,094
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(9.75)	$9.36	$(5.87)	$3.75	$0.94
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(9.75)	$9.35	$(5.87)	$3.74	$0.94

	Nine months ended
(common shares in thousands)	September 30, 2021	September 30, 2020
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(284,338)	$541,670
Amount allocated to participating common shareholders (1)	(485)	(6,677)
Net (loss) income allocated to RenaissanceRe common shareholders	$(284,823)	$534,993
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	47,988	46,130
Per common share equivalents of non-vested shares	—	70
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	47,988	46,200
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(5.94)	$11.60
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(5.94)	$11.58
(1)    Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

19

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating (Loss) Income (Attributable) Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating (loss) income (attributable) available to RenaissanceRe common shareholders” as used herein differs from “net (loss) income (attributable) available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests." The Company's management believes that “operating (loss) income (attributable) available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating (loss) income (attributable) available to RenaissanceRe common shareholders” to calculate “operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net (loss) income (attributable) available to RenaissanceRe common shareholders to "operating (loss) income (attributable) available to RenaissanceRe common shareholders"; (2) net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted to "operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted"; and (3) return on average common equity - annualized to "operating return on average common equity - annualized." Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

20

Comments on Regulation G

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(450,222)	$456,818	$(290,934)	$189,812	$47,799	$(284,338)	$541,670
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	36,077	(191,016)	326,480	(268,487)	(211,597)	171,541	(559,180)
Adjustment for net foreign exchange losses (gains)	4,755	(3,234)	22,788	(23,270)	(17,426)	24,309	(4,503)
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—	—	135	7,346	33,916	135	40,618
Adjustment for income tax expense (benefit) (2)	286	11,786	(19,965)	7,723	5,058	(7,893)	22,140
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (3)	(5,434)	3,696	(34,109)	9,754	10,526	(35,847)	51,017
Operating (loss) income (attributable) available to RenaissanceRe common shareholders	$(414,538)	$278,050	$4,395	$(77,122)	$(131,724)	$(132,093)	$91,762

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(9.75)	$9.35	$(5.87)	$3.74	$0.94	$(5.94)	$11.58
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	0.78	(3.96)	6.59	(5.36)	(4.22)	3.57	(12.10)
Adjustment for net foreign exchange losses (gains)	0.10	(0.07)	0.46	(0.46)	(0.35)	0.51	(0.10)
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—	—	—	0.15	0.68	—	0.88
Adjustment for income tax expense (benefit) (2)	0.01	0.24	(0.40)	0.15	0.10	(0.16)	0.48
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (3)	(0.12)	0.08	(0.69)	0.19	0.21	(0.75)	1.10
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(8.98)	$5.64	$0.09	$(1.59)	$(2.64)	$(2.77)	$1.84

Return on average common equity - annualized	(28.4)%	27.6%	(17.1)%	10.9%	2.8%	(5.8)%	12.0%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	2.3%	(11.5)%	19.2%	(15.4)%	(12.4)%	3.5%	(12.4)%
Adjustment for net foreign exchange losses (gains)	0.3%	(0.2)%	1.4%	(1.3)%	(1.0)%	0.5%	(0.1)%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—%	—%	—%	0.4%	2.0%	—%	0.9%
Adjustment for income tax expense (benefit) (2)	—%	0.7%	(1.2)%	0.4%	0.3%	(0.2)%	0.5%
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (3)	(0.3)%	0.2%	(2.0)%	0.6%	0.6%	(0.7)%	1.1%
Operating return on average common equity - annualized	(26.1)%	16.8%	0.3%	(4.4)%	(7.7)%	(2.7)%	2.0%
(1)    Included in the three months ended September 30, 2020 is the loss on sale of RenaissanceRe UK of $30.2 million.
(2)    Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(3)    Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

21

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to "tangible book value per common share'" and "tangible book value per common share plus accumulated dividends."

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Book value per common share	$128.91	$139.35	$131.15	$138.46	$135.13
Adjustment for goodwill and other intangibles (1)	(5.67)	(5.60)	(5.42)	(5.37)	(5.53)
Tangible book value per common share	123.24	133.75	125.73	133.09	129.60
Adjustment for accumulated dividends	23.16	22.80	22.44	22.08	21.73
Tangible book value per common share plus accumulated dividends	$146.40	$156.55	$148.17	$155.17	$151.33

Quarterly change in book value per common share	(7.5)%	6.3%	(5.3)%	2.5%	0.6%
Quarterly change in tangible book value per common share plus change in accumulated dividends	(7.6)%	6.7%	(5.3)%	3.0%	1.0%
Year to date change in book value per common share	(6.9)%	0.6%	(5.3)%	14.9%	12.1%
Year to date change in tangible book value per common share plus change in accumulated dividends	(6.6)%	1.0%	(5.3)%	17.9%	14.6%
(1)     At September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, goodwill and other intangibles included $19.0 million, $22.4 million, $22.7 million, $23.0 million, and $23.2 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net (loss) income (attributable) available to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021	September 30, 2020
Net investment income	$78,267	$80,925	$79,804	$81,717	$83,543	$238,996	$272,321
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(18,162)	(17,943)	(17,206)	(17,467)	(18,572)	(53,311)	(67,558)
Retained net investment income	60,105	62,982	62,598	64,250	64,971	185,685	204,763

Net realized and unrealized (losses) gains on investments	(42,071)	191,018	(345,563)	258,745	224,208	(196,616)	561,891
Adjustment for net realized and unrealized losses (gains) on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	4,096	(3,627)	26,875	(452)	(22,509)	27,344	(55,407)
Retained net realized and unrealized (losses) gains on investments	(37,975)	187,391	(318,688)	258,293	201,699	(169,272)	506,484

Total investment result	36,196	271,943	(265,759)	340,462	307,751	42,380	834,212
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(14,066)	(21,570)	9,669	(17,919)	(41,081)	(25,967)	(122,965)
Retained total investment result	$22,130	$250,373	$(256,090)	$322,543	$266,670	$16,413	$711,247

23

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net (loss) income (attributable) available to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Fixed maturity investments, at fair value	$13,839,248	$13,418,389	$13,309,234	$13,506,503	$13,391,318
Short term investments, at fair value	4,667,273	4,392,652	5,091,143	4,993,735	5,158,961
Total consolidated fixed maturity and short term investments, at fair value	$18,506,521	$17,811,041	$18,400,377	$18,500,238	$18,550,279
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,473,846)	(5,242,017)	(5,664,377)	(5,280,484)	(5,503,903)
Retained fixed maturity and short term investments, at fair value	$13,032,675	$12,569,024	$12,736,000	$13,219,754	$13,046,376

24